                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated March 25, 1999 included in autobytel.com inc.'s Post Effective Amendment No. 1 to the registration statement on Form S-1 and to all references to our Firm in this registration statement on Form S-8.


                                                             ARTHUR ANDERSEN LLP


March 21, 2000
Los Angeles, California